Revenue	12 Months Ended
Dec. 31, 2021
Revenue
Revenue

6.          Revenue

Collaboration with Genentech

In August 2018, Affimed entered into a strategic collaboration agreement with Genentech Inc., headquartered in South San Francisco, USA. Under the terms of the agreement Affimed is providing services related to the development of novel NK cell engager-based immunotherapeutics to treat multiple cancers. The Genentech agreement became effective at the beginning of October 2018. Under the terms of the agreement, Affimed received $96.0 million (€83.2 million) in an initial upfront payment and committed funding on October 31, 2018.

The Group recognized €21.6 million as revenue in 2021 (2020: €26.2 million, 2019: €19.7 million) and holds €20.2 million (December 31, 2020: €41.9 million, December 31, 2019: €59.3 million) under contract liabilities, which is recognized as revenue in subsequent periods as services are provided.

Under the terms of the agreement, Affimed is eligible to receive up to an additional $5.0 billion over time, including payments upon achievement of specified development, regulatory and commercial milestones. Affimed is also eligible to receive royalties on any potential sales.

Collaboration with Roivant

On November 9, 2020 Affimed and Pharmavant 6 GmbH, a subsidiary of Roivant, announced a strategic collaboration agreement which grants Roivant a license to the preclinical molecule AFM32. Under the terms of the agreement, Affimed received $60 million in upfront consideration, comprised of $40 million in cash and pre-funded research and development funding, and $20 million of common shares in Roivant. Affimed is eligible to receive additional proceeds in the form of option fees contingent on the commencement of additional programs contemplated under the agreement. The Group is eligible to receive up to an additional $2 billion in milestones payments upon achievement of specified development, regulatory and commercial milestones, as well as tiered royalties on net sales.

For the year ended December 31, 2021 the group has recognized €17.7 million (2020: €1.4 million) as revenue and holds €31.3 million (2020: €49.0 million) as contract liabilities, which will be recognized as revenue in subsequent periods as services are provided.

Research service agreements

The Group has entered into certain research service agreements. These research service agreements provide for non-refundable upfront technology access research funding and milestone payments. The Group recognized revenue of €1.1 million, €0.6 million and €1.7 million during the years ended December 31, 2021, 2020 and 2019 respectively.

Contract balances

The following table provides information about receivables and contract liabilities from contracts with customers.

	December 31, 2021	December 31, 2020
Receivables	150	0
Contract liabilities	51,633	91,041

An amount of €39,512 that was recognized in contract liabilities at the beginning of the period was recognized as revenue during the period ended December 31, 2021 (2020: €17,457; 2019: €14,795).

The remaining performance obligations at December 31, 2021 are approximately €51.6 million and are expected to be largely recognized as revenue over the next year (€44.4 million), with a smaller portion being realized the year thereafter (€7.2 million).

Disaggregation of revenue

	2021	2020	2019
Major service lines:
Collaboration revenue	39,301	27,755	19,685
Service revenue	1,065	605	1,706
	40,366	28,360	21,391

Revenue:
Point in time	490	9,180	5,783
Over time	39,876	19,180	15,608
	40,366	28,360	21,391